UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2008

Santa Lucia Bancorp

(Exact name of Registrant as specified in its charter)

California	000-51901	35-2267934
(State or other jurisdiction	(File number)	(I.R.S. Employer
of incorporation)		Identification No.)

7480 El Camino Real, Atascadero, CA		93422
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code    (805) 466-7087

Not Applicable

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4©) under the Exchange Act (17 CFR 240.13e-4©)

Section 2 - Financial Information

Item 2.02.         Results of Operations and Financial Condition.

On July 30, 2008, the Company issued a press release announcing its earnings and results of operations for the quarter ending June 30, 2008.  The press release is attached to this current report as Exhibit 99.1 and is incorporated by reference in this current report.

The information contained in this Report on Form 8-K and its exhibits is furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01                                                 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release of July 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2008		SANTA LUCIA BANCORP

By:	/s/ Larry H. Putnam
Larry H. Putnam

President & CEO

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 30, 2008